UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2004

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park 80 East Saddle Brook, New Jersey		07663-5291
(Address of Principal Executive Offices)		(Zip Code)

201-791-7600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Item 7 (c).                    Exhibits

Exhibit 99	Press Release of Sealed Air Corporation (the “Company”), dated April 28, 2004, disclosing the Company’s financial results for the first quarter of 2004.

Item 12.                               Results of Operations and Financial Condition

On April 28, 2004, the Company issued a press release announcing its financial results for the first quarter of 2004.  A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:

/s/ Mary A. Coventry

	Name:	Mary A. Coventry
	Title:	Vice President

Dated: April 28, 2004

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release of Sealed Air Corporation (the “Company”), dated April 28, 2004, disclosing the Company’s financial results for the first quarter of 2004.